     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 2000
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                   6770                                  06-139-7316
     (STATE OR OTHER                         (PRIMARY STANDARD                        (I.R.S. EMPLOYER
      JURISDICTION                              INDUSTRIAL                           IDENTIFICATION NO.)
   OF INCORPORATION OR                      CLASSIFICATION CODE
      ORGANIZATION)                               NUMBER)

                             251 BALLARDVALE STREET
                        WILMINGTON, MASSACHUSETTS 01887
                                 (978) 658-6000
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                  THOMAS F. ACKERMAN, CHIEF FINANCIAL OFFICER
                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
                             251 BALLARDVALE STREET
                        WILMINGTON, MASSACHUSETTS 01887
                           (978) 658-6000, EXT. 1225
                              (978) 694-9504 (FAX)
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                           --------------------------

                                   COPIES TO:

          MARY E. WEBER, ESQ.                      RICHARD D. TRUESDELL, JR., ESQ.
             Ropes & Gray                               Davis Polk & Wardwell
        One International Place                         450 Lexington Avenue
      Boston, Massachusetts 02110                     New York, New York 10017
            (617) 951-7000                                 (212) 450-4000
         (617) 951-7050 (fax)                           (212) 450-4800 (fax)

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-35524

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                          PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES      AMOUNT TO BE        OFFERING PRICE          AGGREGATE            AMOUNT OF
         TO BE REGISTERED               REGISTERED           PER UNIT(1)       OFFERING PRICE(1)    REGISTRATION FEE
Common Stock, par value $.01 per
  share...........................       1,725,000             $16.00             $27,600,000            $7,287

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a) under the Securities Act of 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1, FILE NO.
  333-35524

    Charles River Laboratories International, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-35524) declared effective on June 23, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

EXHIBITS

    The following documents are filed as exhibits to this Registration
Statement.

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
  5.1         Opinion of Ropes & Gray

 23.1         Consent of PricewaterhouseCoopers LLP

 23.2         Consent of Ropes & Gray (included in Exhibit 5.1)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 23rd day of June, 2000.

                                                  CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

                                                  By:              /s/ THOMAS F. ACKERMAN
                                                       ---------------------------------------------
                                                                     Thomas F. Ackerman
                                                                  CHIEF FINANCIAL OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 23, 2000.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *
     -------------------------------------------       President, Chief Executive Officer (Principal
                   James C. Foster                       Executive Officer) and Chairman

                                                       Chief Financial Officer (Principal Financial
               /s/ THOMAS F. ACKERMAN                    Officer) and Senior Vice President, Finance
     -------------------------------------------         and Administration (Principal Accounting
                 Thomas F. Ackerman                      Officer)

                          *
     -------------------------------------------       Director
                   Robert Cawthorn

                          *
     -------------------------------------------       Director
                  Stephen D. Chubb

                          *
     -------------------------------------------       Director
                    Thompson Dean

                          *
     -------------------------------------------       Director
                 Stephen C. McCluski

                          *
     -------------------------------------------       Director
                   Reid S. Perper

                          *
     -------------------------------------------       Director
                  Douglas E. Rogers

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *
     -------------------------------------------       Director
                    Samuel Thier

                          *
     -------------------------------------------       Director
                   William Waltrip

                          *
     -------------------------------------------       Director
                   Henry C. Wendt

By:                 /s/ THOMAS F. ACKERMAN
            --------------------------------------          Attorney-in Fact
                      Thomas F. Ackerman

                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 5.1          Opinion of Ropes & Gray

23.1          Consent of PricewaterhouseCoopers LLP

23.2          Consent of Ropes & Gray (included in Exhibit 5.1)